UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)—April 5, 2023
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:		Trading Symbol(s)	Name of exchange on which registered
Common Shares	$0.01 par value per share	AGO	New York Stock Exchange
Assured Guaranty US Holdings Inc. 5.000% Senior Notes due 2024 (and the related guarantee of Registrant)		AGO 24	New York Stock Exchange
Assured Guaranty US Holdings Inc. 3.150% Senior Notes due 2031 (and the related guarantee of Registrant)		AGO/31	New York Stock Exchange
Assured Guaranty US Holdings Inc. 3.600% Senior Notes due 2051 (and the related guarantee of Registrant)		AGO/51	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 5, 2023, Assured Guaranty US Holdings Inc. (“AGUS”), a wholly owned subsidiary of Assured Guaranty Ltd. (“AGL” and, together with its affiliates, “Assured Guaranty”) and its affiliates Assured Investment Management LLC (“AssuredIM”) and Assured Investment Management GP Holdings LLC (“AssuredIM GP”) entered into a transaction agreement (the “Transaction Agreement”) with Sound Point Capital Management, L.P. (“Sound Point”) and Sound Point GP Parent, LLC (“GP Parent”) pursuant to which Assured Guaranty agreed to contribute to Sound Point its asset management business, other than that conducted by Assured Healthcare Partners LLC. Under the Transaction Agreement, (i) AGUS agreed to contribute to Sound Point all of the equity interests of AssuredIM and Blue Mountain CLO Management, LLC (“BlueMountain”) and to contribute to GP Parent all of the equity interests of AssuredIM GP, and (ii) Assured Investment Management (London) LLP (“AssuredIM London”) agreed to transfer to Sound Point Capital Management UK LLP certain of its assets constituting its business interest. AssuredIM, BlueMountain, AssuredIM GP and AssuredIM London are collectively referred to herein as the "Contributed Business".

Concurrently with the execution and delivery of the Transaction Agreement, each of Assured Guaranty Municipal Corp. (“AGM”) and Assured Guaranty Corp. (“AGC” and, together with AGM, the “US Insurers”), each a direct or indirect wholly-owned subsidiary of AGUS, entered into an investment agreement (the “Investment Agreement”) with Sound Point and GP Parent, pursuant to which AGC and AGM agreed, effective upon, and subject to, the closing (the “Closing”) of the transactions contemplated by the Transaction Agreement (the “Transaction”), to engage Sound Point as their sole alternative credit manager and agreed to invest at least $1 billion over time in one or more vehicles and separately managed accounts managed by Sound Point in accordance with the terms of the Investment Agreement.

In connection with the Transaction and certain investments contemplated by the Investment Agreement, AGUS will receive, subject to certain potential post-closing adjustments, common interests in Sound Point representing a thirty percent (30%) participation percentage in Sound Point and certain other interests in related Sound Point entities.

The consummation of the Transaction is subject to certain customary conditions to Closing, including, among others, (i) the absence of any order that is in effect and prohibits or makes illegal the consummation of the transactions contemplated by the Transaction Agreement, (ii) the expiration or termination of any applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (iii) subject to certain materiality exceptions, the accuracy of certain representations and warranties of each of AGUS and Sound Point contained in the Transaction Agreement and the compliance in all material respects by each party with the covenants contained in the Transaction Agreement, the absence of any material adverse effect with respect to the Contributed Business, the US Insurers or Sound Point having occurred since the date of the Transaction Agreement, (iv) an amendment to Sound Point’s services agreement with Stephen Ketchum, Sound Point’s chief executive officer, and (v) continued effectiveness of the representations and warranties insurance policies obtained by AGUS and Sound Point. Approval of AGL’s shareholders is not required.

The Transaction Agreement contains customary representations, warranties and covenants, including, among others, covenants providing for both parties to use their respective reasonable best efforts to obtain required regulatory and other necessary approvals and (i) for AGUS not to, subject to certain exceptions, solicit, encourage or initiate any inquiries, proposals, submissions or offers for, or negotiate or otherwise engage or participate in discussions or communications with any person with respect to, any alternative business combination transaction involving the Contributed Business and (ii) for the Contributed Business and Sound Point to conduct their respective businesses generally in the ordinary course consistent with past practice during the period between the execution of the Transaction Agreement and the Closing.

The Transaction Agreement contains limited indemnification provisions. Both AGUS and Sound Point have obtained, at their sole cost, representations and warranties insurance policies in connection with the Transaction Agreement. These policies are subject to retention amounts, exclusions, policy limits and certain other terms and conditions negotiated by each of AGUS and Sound Point.

The Transaction Agreement contains certain termination rights, including, among others, the right of either party to terminate the Transaction Agreement if the Transaction does not occur by January 5, 2024, subject to the right of either party to extend such date by three months in the event the closing condition relating to approval under the HSR Act has not been satisfied or waived.

The representations, warranties and covenants of each of AGUS, Sound Point and GP Parent contained in the Transaction Agreement have been made solely for the benefit of the parties to the Transaction Agreement. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Transaction Agreement, (ii) have been qualified by confidential disclosures made by the parties in connection with the Transaction Agreement, (iii) are subject to materiality qualifications contained in the Transaction Agreement that may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Transaction Agreement or such other date as is specified in the Transaction Agreement and (v) have been included in the Transaction Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Transaction Agreement is included as an exhibit to this filing only to provide investors with information regarding the terms of the Transaction Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in the public disclosures by the parties. The Transaction Agreement should not be read alone, but should instead be read in conjunction with the other information that AGL files with the Securities and Exchange Commission.

The foregoing description of the Transaction Agreement is not complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 5, 2023, AGL issued a press release announcing the execution of the Transaction Agreement referred to in Item 1.01 above. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

Any forward-looking statements made herein reflect Assured Guaranty’s current views with respect to future events and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. These risks and uncertainties include, but are not limited to, the possibility that the Transaction fails to close or is delayed due to the failure to fulfill or waive closing conditions, including the receipt of necessary regulatory approvals and client consents, or due to other reasons; the possibility that investments made by AGM and AGC for its investment portfolio, including in alternative credit strategies, do not result in the benefits anticipated or subject Assured Guaranty to reduced liquidity at a time it requires liquidity, or to unanticipated consequences; the impact of the announcement of the Transaction on Assured Guaranty and its relationships with its shareholders, regulators, rating agencies, employees and the obligors it insures and on the Contributed Business and the business of Assured Healthcare Partners LLC and their relationships with their respective clients and employees; the possibility that the Transaction does not result in the benefits anticipated or subjects Assured Guaranty and/or its shareholders to unanticipated consequences; difficulties executing Assured Guaranty’s business strategy; and other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in Assured Guaranty’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which are made as of April 5, 2023. Assured Guaranty undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
2.1
Transaction agreement, dated April 5, 2023, between Assured Guaranty US Holdings Inc., Assured Investment Management LLC, Assured Investment Management GP Holdings LLC, Sound Point Capital Management, L.P. and Sound Point GP Parent, LLC

99.1	Press release dated April 5, 2023
104.1	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assured Guaranty Ltd.

By:	/s/ Ling Chow
Name: Ling Chow Title: General Counsel
DATE: April 5, 2023

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